Exhibit 99.1

Synta Pharmaceuticals NASDAQ: SNTA GALAXY-1 Final Results May 8, 2014

Forward-Looking Statements This presentation may contain forward-looking statements. These statements reflect our current views with respect to future events and actual results could differ materially from those projected in the forward-looking statements. Factors that could cause actual results to differ are discussed in Synta’s 2013 Annual Report on Form 10-K and in our reports on Form 10-Q and Form 8-K. These reports are available on our website at www.syntapharma.com in the "Investors—SEC Filings" section. Synta undertakes no obligation to publicly update forward-looking statements, whether because of new information, future events or otherwise, except as required by law.

Ganetespib Novel, next-generation Hsp90 inhibitor Has shown synergistic activity with taxanes, as well as inhibition of angiogenesis and metastasis in preclinical models* Demonstrated single-agent clinical activity in a range of solid tumors including NSCLC and MBC In over 1000 patients treated to date, ganetespib has been well tolerated both as monotherapy and in combination with docetaxel *Ganji et al, Angiogenesis, July 2013; H O H O N N H N O N

Refractory and Chemosensitive NSCLC 1st-line therapy PD < 6 months since diagnosis PD > 6 months since diagnosis Diagnosis advanced NSCLC 6 months Refractory Chemosensitive Time since diagnosis > 6 months is a surrogate for chemosensitivity

Rationale for Key GALAXY-1 Patient Populations Population Elevated LDH (eLDH) KRAS mutations (mKRAS) Diagnosis > 6 months (chemosensitive) Rationale LDH-A is a marker of HIF-1α activity HIF-1α is Hsp90 client, drives invasiveness, metastasis RAS signaling kinases are Hsp90 clients Medical need Key cell cycle checkpoint/ DNA repair kinases are Hsp90 clients Key mitochondrial apoptosis pathway proteins are Hsp90 clients eLDH and mKRAS: co-primary endpoints Chemosensitivity (Diagnosis < or > 6 months): prespecified stratification factor

GALAXY-1 Study Design


Advanced NSCLC
1 prior regimen
Adenocarcinoma histology
RANDOMIZE 1:1
Ganetespib + Docetaxel
G: 150 mg/m2 days 1,15 q3w
D: 75 mg/m2 day 1 q3w
Docetaxel
D: 75 mg/m2 day 1 q3w

Stratification Factors

- ECOG PS
- Time since diagnosis of advanced disease
- Baseline serum LDH
- Smoking status

Endpoints

- Co-primary: PFS in eLDH and mKRAS groups
- Key secondary: PFS and OS in adenocarcinoma patients

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Baseline Characteristics: Adenocarcinoma Population 7 G + D N=125 D N=128 Median Age (Range) 61 (41, 80) 59 (34, 86) Male 53% 60% ECOG Status 0 42% 41% Never Smoker 26% 24% Elevated LDH 30% 31% Stage at Initial Diagnosis IIIB/IV 86% 88% Prior Therapy Platinum-Based Pemetrexed Bevacizumab 95% 27% 6% 95% 20% 6% Geographic Region North America Eastern Europe Western Europe 18% 61% 21% 15% 69% 16%

Baseline Characteristics: Chemosensitive population 8 G + D N=87 D N=90 Median Age (Range) 61 (42, 79) 59 (42, 86) Male 52% 61% ECOG Status 0 41% 38% Never Smoker 28% 23% Elevated LDH 22% 31% Stage at Initial Diagnosis IIIB/IV 86% 88% Prior Therapy Platinum-Based Pemetrexed Bevacizumab 97% 30% 8% 93% 20% 7% Geographic Region North America Eastern Europe Western Europe 20% 57% 23% 17% 65% 18%

G+D vs. D eLDH N=87 mKRAS N=89 Chemosensitive N=177 Adenocarcinoma N=253 OS Median (months) 6.0 vs. 5.1 7.6 vs. 6.4 11.0 vs. 7.4 10.2 vs. 8.4 Events 72 (83%) 68 (76%) 132 (75%) 190 (75%) PFS Median (months) 2.8 vs. 2.7 3.9 vs. 3.0 5.3 vs. 3.4 4.5 vs. 3.2 Events 70 (80%) 73 (82%) 142 (80%) 205 (81%) Median OS and PFS in Key Patient Populations Database lock: April 2014 Population selected for Phase 3

Hazard Ratio G+D vs. D eLDH N=87 mKRAS N=89 Chemosensitive N=177 Adenocarcinoma N=253 OS Unadjusted 0.88 p=0.300 1.18 p=0.755 0.71 p=0.023 0.87 p=0.150 Adjusted 0.75 p=0.118 1.23 p=0.204 0.69 p=0.019 0.84 p=0.114 PFS Unadjusted 1.06 p=0.595 0.93 p=0.387 0.75 p=0.040 0.85 p=0.112 Adjusted 0.88 p=0.295 1.11 p=0.338 0.74 p=0.042 0.82 p=0.078 OS and PFS HRs in Key Patient Populations All p-values are 1-sided Hazard ratios were calculated using Cox proportional hazards model: Unadjusted: Univariate analysis Adjusted: pre-specified analysis adjusting for multiple prognostic variables such as gender, smoking status, LDH, ECOG performance status, interval since diagnosis of advanced disease, age, total baseline target lesion size, and geographic region. Database lock: April 2014 Population selected for Phase 3

OS: Chemosensitive Population HR, unadjusted 0.71, p = 0.023 HR, adjusted 0.69, p = 0.019 Median G+D vs. D 11.0 vs. 7.4 months Events 132 (75%) Months

HR, unadjusted 0.75, p = 0.040 HR, adjusted 0.74, p = 0.042 Median G+D vs. D 5.3 vs. 3.4 months Events 142 (80%) PFS Probability PFS: Chemosensitive Population Months

OS Forest Plot: Chemosensitive Population Mutation Status LDH Smoking Status ECOG Gender Geographic Region All p-values are 1-sided

Adverse Events: Adenocarcinoma Population 14 Grade 1 Grade 2 Grade 3 & 4 G + D N=123 D N=126 G + D N=123 D N=126 G + D N=123 D N=126 Key AEs > 10% n (%) Diarrhea 37 (30) 18 (14) 19 (15) 3 (2) 5 (4) 0 Fatigue 15 (12) 16 (13) 21 (17) 9 (7) 7 (6) 5 (4) Nausea 21 (17) 17 (14) 15 (12) 6 (5) 3 (2) 1 (<1) Alopecia 15 (12) 13 (10) 12 (10) 11 (9) 0 0 Anaemia 4 (3) 3 (2) 16 (13) 12 (10) 10 (8) 2 (2) Dyspnoea 9 (7) 5 (4) 11 (9) 7 (6) 8 (7) 4 (3) Neurotoxicity 14 (11) 11 (9) 6 (5) 5 (4) 4 (3) 1 (<1) Decreased Appetite 13 (11) 11(9) 9 (7) 2 (2) 3 (2) 1 (<1) Asthenia 11 (9) 4 (3) 7 (6) 5 (4) 6 (5) 4 (3) Pain 15 (12) 6 (5) 7 (6) 5 (4) 2 (2) 1 (<1) Cough 8 (7) 11 (9) 6 (5) 7 (6) 2 (2) 0 Tachycardia 16 (13) 13 (10) 2 (2) 1 (<1) 1 (<1) 0 Vomiting 15 (12) 7 (6) 4 (3) 2 (2) 1 (<1) 0 Back Pain 6 (5) 3 (2) 6 (5) 6 (5) 3 (2) 3 (2) Leukopenia 0 2 (2) 2 (2) 4 (3) 12 (10) 7 (6) Constipation 12 (10) 7 (6) 2 (2) 4 (3) 0 0 Rash 10 (8) 10 (8) 4 (3) 0 1 (<1) 0 Other AEs of Interest n (%) Mucositis 7 (6) 6 (5) 4 (3) 3 (2) 2 (2) 1 (<1) Neutropenia 3 (2) 0 4 (3) 4 (3) 50 (41) 53 (42) Hemoptysis 5 (4) 4 (3) 4 (3) 0 1 (<1) 0 Pulmonary Embolism NA NA NA NA 4 (3) 2 (2) Visual Impairment 1 (<1) 0 0 0 0 0 Febrile Neutropenia NA NA NA NA 11 (9) 6 (5)

GALAXY-1 Conclusions Ganetespib in combination with docetaxel improved OS and PFS compared to docetaxel alone in the chemosensitive population No evidence of enhanced activity in mKRAS patients; positive OS trend observed in eLDH patients Ganetespib in combination with docetaxel was well tolerated Final results from GALAXY-1 validate the choice of chemosensitive population for the Phase 3 GALAXY-2 study

GALAXY-2 Phase 3 Study

2nd-line Advanced NSCLC
Adenocarcinoma histology
Chemosensitive
mEGFR and ALK negative

RANDOMIZE 1:1

Ganetespib + Docetaxel

G: 150 mg/m^2 days 1,15 q3w
D: 75 mg/m^2 day 1 q3w

Docetaxel

D: 75 mg/m^2 day 1 q3w

Stratification Factors

- ECOG PS
- Baseline serum LDH
- Region

Endpoints

- Primary: OS
- Key secondary: PFS, OS in eLDH

Target enrollment N=850 to ensure minimum of 700 EGFR\ALK negative patients

Active and enrolling

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